GLOBAL X FUNDS
(the “Trust”)
SUPPLEMENT DATED OCTOBER 14, 2026
TO THE SUMMARY PROSPECTUS, DATED MARCH 18, 2026, AND THE STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 13, 2026 FOR THE GLOBAL X NYSE® 100 ETF (THE "FUND")

The Board of Trustees of the Trust has approved a share split of the issued and outstanding shares of the Fund (the "Share Split"). The record date for the Share Split will be October 29, 2026. The Share Split will be completed after the close of business on October 29, 2026.

As a result of the Share Split, for each share of the Fund that a shareholder holds as of the close of business on October 29, 2026, the shareholder will receive a proportional number of whole shares of the Fund with the same aggregate dollar value. Thus, the total dollar value of a shareholder’s investment in shares of the Fund will not change due to the Share Split, and each shareholder will continue to own approximately the same percentage (by value) of shares of the Fund immediately following the Share Split as the shareholder owned immediately prior to the Share Split. The Share Split will result in an increase in the number of shares per creation unit, from 10,000 to 50,000. The Share Split will not result in a material change in a shareholder’s proportional Fund ownership or voting rights, as the shares received as part of the Share Split will provide a shareholder with approximately the same proportional Fund ownership and voting rights as the shares of the Fund owned prior to the Share Split. Each shareholder should consult with the shareholder’s own tax advisers with respect to the appropriate treatment of the receipt of such additional shares pursuant to the Share Split.

Share Split Details

Fund Name	Ticker Symbol	Split Ratio
Global X NYSE® 100 ETF	NYSX	5:1

For more information, please contact the Fund at 1-888-493-8631

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE